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                                                             EXHIBIT 5(c)(ii)(B)

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

                                          American General Life Insurance Company ("AGL")
                                              Member American General Financial Group

Complete and return to:                                  SERVICE REQUEST                              S E L E C T      R E S E R V E
Annuity Administration                                                                                ------ Variable Annuity ------
    P.O. Box 1401
Houston, TX 77251-1401
    (800) 813-5065

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[X] CONTRACT                1. |CONTRACT#:_______________________________________________ ANNUITANT:________________________________
    IDENTIFICATION             |CONTRACT OWNERS(S):_________________________________________________________________________________
(COMPLETE SECTIONS 1 & 16      |(Name and
   FOR ALL REQUESTS.)          |Address):          _________________________________________________________________________________
                               |[ ] Check here if
  INDICATE CHANGE OR           |    change of address ______________________________________________________________________________
REQUEST DESIRED BELOW.         |S.S. NO. OR TAX I.D. NO.:________________/___________/__________ Phone Number: (   )________________
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[ ] NAME                     2.|[ ] Annuitant*    [ ] Beneficiary*    [ ] Owner(s)* (*DOES NOT CHANGE ANNUITANT, BENEFICIARY, OR
    CHANGE                     |                                                     OWNERSHIP DESIGNATION.)
                               |____________________________________________________________________________________________________
                               |FROM (FIRST, MIDDLE, LAST)                              |TO (FIRST, MIDDLE, LAST)
                               |____________________________________________________________________________________________________
                               |Reason:     [ ] Marriage      [ ] Divorce    [ ] Correction     [ ] Other (Attach certified copy
                               |                                                                           court order.)
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[ ] DUPLICATE                3.|I/we hereby certify that the contract for the listed number has been: [ ] LOST      [ ] DESTROYED
    CONTRACT                   |                                                                      [ ] OTHER ____________________
                               |Unless I/we have directed cancellation of the contract, I/we request that a Certificate of Lost
                               |Contract be issued. If the original contract is located, I/we will return the Certificate of Lost
                               |Contract to AGL to be voided.
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[ ] BENEFICIARY              4.|PRIMARY                                                |CONTINGENT
    CHANGE                     |                                                       |
                               |____________________________________________________________________________________________________
                               |This change of beneficiary has been approved by AGL at its Home Office, and presentation of the
    THIS SECTION IS            |Contract for endorsement has been waived.
    FOR HOME OFFICE            |DATE OF APPROVAL:___________________________________ By:____________________________________________
        USE ONLY.              |                                                        American General Life Insurance Company
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[ ] AUTOMATIC                5.|________ By initialing here, I authorize American General Life to collect $________ (min. $100),
    ADDITIONAL                 |starting on:_____________
    PREMIUM                    |              MONTH/DAY
    PAYMENT OPTION             |[ ] Monthly  [ ] Quarterly  [ ] Semiannually  [ ] Annually  (Attach voided check to Service Request)
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[ ] DOLLAR COST              6.|Dollar cost average [ ] $______ OR [ ] _____% (whole % only)   Begin Date:___________/_____/________
    AVERAGING                  |Taken from the [ ] Money Market  OR  [ ] 1-Year Guarantee Period
                               |Frequency:     [ ] Monthly    [ ] Quarterly    [ ] Semiannually   [ ] Annually
                               |Duration:      [ ] 12 months  [ ] 24 months    [ ] 36 months
                               |to be allocated to the following division(s) as indicated. (Use only dollars OR percentages.)
                               |North American Funds Variable Product Series I   Evergreen Variable Annuity Trust Company
                               | International Equities (14)          _________   Evergreen VA-Emerging Markets Bond
                                                                                   Fund (022)                               ________
                               |
                               | Mid-Cap Index (15)                   _________   Evergreen VA-High Income Fund (025)       ________
                               |
                               | Stock Index (16)                     _________   Evergreen VA-Strategic Income Fund (023)  ________
                               |
                               |LEVCO Series Trust                                Evergreen OFFIT VA-U.S. Government
                                                                                   Securities Fund (024)                    ________
                               |
                               | LEVCO Equity Value (2)               _________  Royce Capital Fund
                               |
                               |Navellier Variable Insurance Series Fund, Inc.    Royce Premier (9)                         ________
                               |
                               |Navellier Growth (4)                  _________  Other
                               |                                                  ________________________________________  ________
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[ ] AUTOMATIC                7.|[ ] Add        [ ] Change automatic rebalancing of variable investments to the percentage
    REBALANCING                |                   allocations indicated below:
 ($25,000 minimum)             |[ ] Quarterly  [ ] Semiannually   [ ] Annually (based on contract anniversary)
                               |North American Funds Variable Product Series I   Evergreen Variable Annuity Trust Company
                               |
USE WHOLE PERCENTAGES.         | Money Market (13)                    ________%   Evergreen VA-Emerging Markets Bond
                                                                                   Fund (022)                               _______%
TOTAL MUST EQUAL 100%.         |
                               | International Equities (14)          ________%   Evergreen VA-High Income Fund (025)       _______%
                               |
                               | Mid-Cap Index (15)                   ________%   Evergreen VA-Strategic Income Fund (023)  _______%
                               |
                               | Stock Index (16)                     ________%   Evergreen OFFIT VA-U.S. Government
                                                                                   Securities Fund (024)                    _______%
                               |
                               |LEVCO Series Trust                               Royce Capital Fund
                               |
                               | LEVCO Equity Value (2)               ________%   Royce Premier (9)                         _______%
                               |
                               |Navellier Variable Insurance Series Fund, Inc.    Other
                               |
                               |Navellier Growth (4)                  ________%   ______________________________________   ________%
                               |
                               |[ ] Stop automatic rebalancing.
                               |NOTE: Automatic rebalancing is only available for divisions. Automatic Rebalancing will not change
                               |allocation of future purchase payments.
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L 9023 REV 1100                                             PAGE 1 OF 2
                                                              Page 15
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[ ] CHANGE                   8.|North American Funds Variable Product Series I  Evergreen Variable Annuity Trust Company
    ALLOCATION                 | Monthly Market (13)                   ______%   Evergreen VA-Emerging Markets Bond Fund (022) ____%
    OF FUTURE                  | International Equities (14)           ______%   Evergreen VA-High Income Fund (025)           ____%
    PURCHASE                   | Mid-Cap Index (15)                    ______%   Evergreen VA-Strategic Income Fund (023)      ____%
    PAYMENTS                   | Stock Index (16)                      ______%   Evergreen OFFIT VA-U.S. Government Securities
                                                                                 Fund (024)                                    ____%
                               |                                                Royce Capital Fund
USE WHOLE PERCENTAGES.         |LEVCO Series Trust                               Royce Premier (9)                           ______%
TOTAL MUST EQUAL 100%.         | LEVCO Equity Value (2)                ______%   Other
                               |                                                  _______________________________________    ______%
                               |Navellier Variable Insurance Series Fund, Inc.   Fixed Account
                               | Navellier Growth (4)                    ______%  1-Year Guarantee Period                    ______%
                               |NOTE: A change to the allocation of future purchase payments will not alter Automatic Rebalancing
                               |allocations.
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[ ] TRANSFER OF              9.|Indicate division number along with gross dollar or percentage amount. (Maintain $ or % consistency)
    ACCUMULATED                |  % or $ ______ from Div. ______ to Div. ______      % or $ ______ from Div. ______ to Div. ______
    VALUES                     |  % or $ ______ from Div. ______ to Div. ______      % or $ ______ from Div. ______ to Div. ______
                               |  % or $ ______ from Div. ______ to Div. ______      % or $ ______ from Div. ______ to Div. ______
                               |NOTE: If a transfer is elected and Automatic Rebalancing is active on your account, you may want
                               |to consider changing the Automatic Rebalancing allocations (Section 7). Otherwise, the Automatic
                               |Rebalancing will transfer funds in accordance with instructions on file.
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[ ] TELEPHONE               10.|I (or if joint owners, either of us acting independently) hereby authorize American General Life
    TRANSFER                   |Insurance Company ("AGL") to act on telephone instructions to transfer values among the Variable
    AUTHORIZATION              |Divisions and Fixed Accounts and to change allocations for future purchase payments given by:
                               |(Initial appropriate box(es) below.)
                               |[   ] Contract Owner(s)
                               |[   ] Contract Owner(s) and/or Agent/Registered Representative who is both appointed to represent
                               |      AGL and with the firm authorized to service my contract.
                               |AGL and any person designated by this authorization will not be responsible for any claim, loss, or
                               |expense based upon telephone transfer instructions received and acted on in good faith, including
                               |losses due to telephone instruction communication errors. AGL's liability for erroneous transfers,
                               |unless clearly contrary to instructions received, will be limited to correction of the allocations
                               |on a current basis. If an error, objection, or other claim arises due to a telephone transfer
                               |transaction, I will notify AGL in writing within five working days from receipt of confirmation of
                               |the transaction from AGL. I understand that this authorization is subject to the terms and
                               |provisions of my SELECT RESERVE contract and its related prospectus. This authorization will remain
                               |in effect until my written notice of its revocation is received by AGL at its main office.
                               |[ ] CHECK HERE TO DECLINE TELEPHONE TRANSFER PRIVILEGE.
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[ ] SYSTEMATIC              11.|Specified Dollar Amount $_____  Frequency: [ ] Monthly [ ] Quarterly [ ] Semiannually [ ] Annually
    WITHDRAWAL                 |To begin on _______/_____/_________ (Date must be between the 5th and 24th of the month and at least
(ALSO COMPLETE SEC. 15. )      |                                     30 days after issue date.)
($100 MINIMUM WITHDRAWAL)      |Unless specified below, withdrawals will be taken from the divisions as they are currently allocated
 PERCENTAGES (WHOLE %          |in your contract.
ONLY) MUST EQUAL 100% OR       |% or $ ______ Div. No._______      % or $ ______ Div. No._______      % or $ ______ Div. No._______
DOLLARS MUST EQUAL TOTAL       |% or $ ______ Div. No._______      % or $ ______ Div. No._______      % or $ ______ Div. No._______
      AMOUNT.                  |% or $ ______ Div. No._______      % or $ ______ Div. No._______      % or $ ______ Div. No._______
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[ ] REQUEST FOR             12.|Amount requested is to be ( ) NET OR ( ) GROSS of applicable charges.        Total Amount= $________
    PARTIAL                    |
    WITHDRAWAL                 |% or $ ______ Div. No._______      % or $ ______ Div. No._______      % or $ ______ Div. No._______
(ALSO COMPLETE SEC. 15.)       |% or $ ______ Div. No._______      % or $ ______ Div. No._______      % or $ ______ Div. No._______
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[ ] REQUEST FOR             13.|[ ] Contract attached
    FULL SURRENDER             |[ ] I hereby declare that the contract specified above has been lost, destroyed, or misplaced and
(ALSO COMPLETE SEC. 15.)       |    request that the value of the contract be paid. I agree to indemnify and hold harmless AGL
                               |    against any claims which may be asserted on my behalf and on the behalf of my heirs, assignees,
                               |    legal representatives, or any other person claiming rights derived through me against AGL on the
                               |    basis of the contract.
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[ ] ALTERNATE               14.|Check(s) will be made payable to the Contract Owner(s) and mailed to the Owner's address of record
    PAYEE                      |unless specified otherwise below:
                               |
                               |_________________________________________________           ______________________________________
                               |NAME OF INDIVIDUAL OR FINANCIAL INSTITUTION                 ACCOUNT NUMBER (IF APPLICABLE)
                               |
                               |____________________________________________________________________________________________________
                               |ADDRESS                                    CITY                    STATE                ZIP
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[ ] NOTICE OF               15.|The taxable portion of the distribution you receive from your annuity contract is subject to federal
    WITHHOLDING                |income tax withholding unless you elect not to have withholding apply. Withholding of state income
                               |tax may also be required by your state of residence. You may elect not to have withholding apply
                               |by checking the appropriate box. If you elect not to have withholding apply to your distribution
                               |or if you do not have enough income tax withheld, you may be responsible for payment of estimated
                               |tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax
                               |are not sufficient.
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[X] AFFIRMATION/            16.|CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my
    SIGNATURE                  |correct taxpayer identification number and (2) that I am not subject to backup withholding under
                               |Section 3406(a)(1)(C) of the Internal Revenue Code.
                               |The Internal Revenue Service does not require your consent to any provision of this document other
                               |than the certification required to avoid backup withholding.
                               |
                               |______________________________________       _______________________________________________________
                               |            DATE                                            SIGNATURE(S) OF OWNERS(S)
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L 9023 REV 1100                                             PAGE 2 OF 2
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